SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: August 21, 2002
                        (Date of earliest event reported)


                              NATHAN'S FAMOUS, INC.
             (Exact Name of Registrant as Specified in its Charter)





          Delaware                 1-3189                        11-3166443
-----------------------          ----------                    ---------------
(State of Incorporation)        (Commission                   (I.R.S. Employer
                                File Number)                 Identification No.)


1400 Old Country Road, Westbury, New York                         11590
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number including area code           (516) 338-8500
                                                             -------------



--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 5.   Other Events

     On or about August 21, 2002, Registrant received written notice from Home Depot U.S.A., Inc. ("Home Depot") that Home Depot terminated eight License Agreements with the Registrant pursuant to which Registrant operates Nathan's restaurants in certain Home Depot Improvement Centers. In accordance with the termination notices, Registrant will cease its operations in those locations on or about February 20, 2003. For its fiscal year ended March 31, 2002, sales at these locations totaled $4,099,021 (14.9% of Registrant's total restaurant sales) and income before income taxes from these locations totaled $315,675 (14.3% of Registrant's income before provision for income taxes). Registrant believes it is entitled to certain payments pursuant to the termination provisions of selected Lease Agreements, in an amount yet to be determined.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized.

                                 NATHAN'S FAMOUS, INC.


                                 By: /s/ Ronald DeVos
                                 -------------------------
                                 Ronald DeVos
                                 Vice-President Finance
                                 and Chief Financial Officer
                                (Principal Financial and Accounting Officer)


Dated:   September 20, 2002